                         THE GENLYTE GROUP INCORPORATED
                       10350 ORMSBY PARK PLACE, SUITE 601
                              LOUISVILLE, KY 40223

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2003

                       ----------------------------------
                                                                  MARCH 19, 2003

To Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Genlyte Group Incorporated ("Genlyte") will be held at The Genlyte Group Incorporated, 10350 Ormsby Park Place, Community Room, Lower Level, Louisville, KY 40223, on Thursday, April 24, 2003 at 10:00 AM, local time, for the following purposes:

     (1)  to elect two members of the Board of Directors;

     (2) to consider and act upon the proposal to adopt the Genlyte 2003 Stock Option Plan; and

     (3) to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Stockholders of record at the close of business on March 3, 2003 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.


                                          By Order of the Board of Directors,

                                          /s/ R. L. Zaccagnini

                                          R. L. ZACCAGNINI
                                          Secretary

                         THE GENLYTE GROUP INCORPORATED
                       10350 ORMSBY PARK PLACE, SUITE 601
                              LOUISVILLE, KY 40223

                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2003

                                                                  MARCH 19, 2003
                                -----------------
                                 PROXY STATEMENT
                                -----------------

                                  INTRODUCTION

     The Annual Meeting of Stockholders (the "Annual Meeting") of The Genlyte Group Incorporated ("Genlyte") will be held on April 24, 2003 at The Genlyte Group Incorporated, 10350 Ormsby Park Place, Community Room, Lower Level, Louisville, KY 40223, on Thursday, April 24, 2003 at 10:00 AM, local time, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying form of proxy are being furnished in connection with the solicitation by Genlyte's Board of Directors of proxies to be voted at such meeting and at any and all adjournments or postponements thereof.

     This proxy statement and accompanying form of proxy are first being sent to stockholders on or about March 24, 2003.

                       ACTIONS TO BE TAKEN UNDER THE PROXY

     All proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including any adjournments or postponements thereof) in accordance with the specifications therein, or, if no specifications are made, will be voted FOR the nominees to the Board of Directors named in this proxy statement and listed in the accompanying form of proxy, and FOR the proposal to adopt the Genlyte 2003 Stock Option Plan.

     If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by executing and returning a proxy bearing a later date, by giving notice of revocation to the Secretary of Genlyte, or by attending the Annual Meeting and voting in person.

                              ELECTION OF DIRECTORS

     The Board of Directors of Genlyte currently consists of Larry K. Powers (Chairman), David M. Engelman, Frank Metzger, John T. Baldwin, Robert D. Nixon and Zia Eftekhar. The directors elected at the Annual Meeting will hold office for a term ending at the Annual Meeting of Stockholders to be held in April of 2006 and until his successor has been duly elected and qualified. Mr. David M. Engelman and John T. Baldwin have been nominated to the Board of Directors for election at the Annual Meeting. Mr. Metzger's current term shall expire on the scheduled date of the Annual Meeting and he is not standing for re-election.

     If, for any reason, Messrs. Engelman and John T. Baldwin are not candidates when the election occurs, which is not anticipated, it is intended that the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

GENLYTE THOMAS GROUP LLC

     On August 27, 1998, the Shareholders of Genlyte and Thomas Industries, respectively, approved the formation of a new lighting company to be jointly owned by them as outlined below. This company, a Delaware Limited Liability Company, is named Genlyte Thomas Group LLC ("Genlyte Thomas Group").

     Genlyte contributed substantially all of its assets to Genlyte Thomas Group in exchange for a 68% interest therein and the assumption by Genlyte Thomas Group of substantially all of Genlyte's liabilities. Thomas contributed substantially all of its lighting assets to Genlyte Thomas Group in exchange for a 32% interest therein and the assumption by Genlyte Thomas Group of certain of its liabilities. (Reference herein to "employees of the company" shall mean employees of the Genlyte Thomas Group unless stated otherwise.)

     The day-to-day operations of Genlyte Thomas Group are managed by its executive officers under the supervision of a Management Board. The Management Board is comprised of six (6) Representatives, four (4) of whom were appointed by Genlyte and two (2) of whom were appointed by Thomas. Messrs. Engelman, Metzger, Eftekhar and Powers (see below) are the Representatives from Genlyte. Actions of the Management Board require the approval of a majority of the Representatives, except that certain actions, as outlined in the Proxy Statement dated July 23, 1998, require the approval of a majority of the Management Board including at least one Representative appointed by Thomas. (For further details, see the company's Proxy Statement dated July 23, 1998.)

     Information about the nominees for election as director, including biographical and employment information, is set forth below.


NOMINEES FOR ELECTION AS DIRECTOR

David M. Engelman (70) . . . .  Mr. Engelman was elected a Director of Genlyte at the
                                December 1993 meeting of the Board of Directors. This
                                appointment took effect on January 1, 1994. Mr. Engelman was employed by General Electric Company from 1954 through 1993 and held a variety of general management positions. He was elected as a Vice President of General Electric in 1982 and was in charge of international electrical distribution and control operations. Mr. Engelman is a member of the Board of
                                Directors of The Mayer Electric Supply Company,
                                Incorporated. He is a member of the Compensation Committee, and Chairman of both the Audit and the Nominating Committees of the Genlyte Board of Directors. He also serves as a
                                Representative on the Genlyte Thomas Group Management Board.

John T.  Baldwin (46). . . . .  Mr. Baldwin was appointed as a Director of Genlyte during
                                March 2003 at a Special Meeting of the Board of Directors.
                                Mr. Baldwin has served as Vice President and Chief Financial
                                Officer of Worthington Industries, Inc. since December 1998.
                                He was elected Treasurer of Worthington Industries in August
                                1997, and served in that capacity until December 1998. From
                                May 1981 through August 1997, Mr. Badwin was employed by
                                Tenneco Inc. and held a variety of financial positions at
                                Tenneco in the United States and in London, England. Mr.
                                Baldwin received his J.D. degree from the University of
                                Texas School of Law in 1981 and his B.S. degree from the
                                University of Houston in 1978. He is a member of the Audit
                                Committee and Compensation Committee of the Genlyte Board of
                                Directors.

INCUMBENT DIRECTORS

Zia Eftekhar  (57) . . . . . .  Mr. Eftekhar was appointed as a Director of Genlyte at the
                                February 2001 meeting of the Board of Directors. Mr.
                                Eftekhar has been President of Lightolier, the largest
                                division of Genlyte Thomas Group, since 1992. During his
                                34-year career with the company he has held a number of
                                sales, marketing and general management positions with the company. From August 1988 until May 1992 Mr. Eftekhar was
                                responsible for sales, marketing and manufacturing
                                activities of Lightolier. From January 1983 to July 1998 he served as President of the commercial division of
                                Lightolier. Mr. Eftekhar's entire career has been focused in the lighting industry and he is currently the Chairman and a member of the Board of Directors of the American Lighting
                                Association. He also serves as a Representative of the
                                Genlyte Thomas Group Management Board.


Frank  Metzger (74). . . . . .  Mr. Metzger was elected a Director of Genlyte at the January
                                1985 meeting of the Genlyte Board of Directors. Mr. Metzger has been President of Metzger & Company, management
                                consultants, since June 1988. He served as Senior Vice
                                President-Administration for Bairnco from July 1986 until
                                his retirement from Bairnco in May 1988 and Vice
                                President-Administration for Bairnco from its organization in 1981 until June 1986. He is a member of the Audit
                                Committee and Chairman of the Compensation Committee of the
                                Genlyte Board of Directors. He also serves as a
                                Representative of the Genlyte Thomas Group Management Board.
                                Mr. Metzger's term will expire on April 24, 2003 and he will not stand for reelection.

Robert D. Nixon (52) . . . . .  Mr. Nixon was appointed as a Director of Genlyte at the
                                December 2001 meeting of the Board of Directors and is a
                                member of the Genlyte Audit Committee. Mr. Nixon currently holds the Fischer Family Chair in Family Entrepreneurship
                                and is an Associate Professor of Management, College of
                                Business and Public Administration, University of
                                Louisville. From July 1994 to June 2001 he was an Assistant
                                Professor, A.B. Freeman School of Business, and Member of
                                the Graduate School Faculty, Tulane University. Mr. Nixon
                                had an extensive business management career, serving as
                                co-founder and Director of First Federal (Charter) Mortgage, co-founder and President of Telnet Telecommunications,
                                co-founder and managing General Partner of Aluminum
                                Recycling Company, and President of Wincor Development, Inc.
                                Mr. Nixon received his Ph.D. from Texas A & M University in
                                1995, and his B.S. degree from Brigham Young University in
                                1975.

Larry K. Powers (60) . . . . .  Mr. Powers was elected Chairman of the Board of Genlyte in
                                April, 2000. Mr. Powers was appointed President and Chief
                                Executive Officer of Genlyte in January 1994 and President
                                and Chief Executive Officer of Genlyte Thomas Group LLC in
                                August 1998, and has served as a Director since July 1993.
                                He has held a variety of sales, marketing and general
                                management positions in the lighting industry. From
                                September 1979 until April 1989, Mr. Powers was President of
                                Hadco. Hadco was acquired by a predecessor of Genlyte in
                                July 1983. Mr. Powers served as President of the HID/Outdoor
                                Division of Genlyte from May 1989 until June 1993. From July
                                1993 to December 1993, he served as President of Genlyte
                                U.S. Operations and Executive Vice President of Genlyte. Mr.
                                Powers is a member of the Nominating Committee of the
                                Genlyte Board of Directors. He also serves as a
                                Representative on the Genlyte Thomas Group Management Board.

BOARD AND COMMITTEE MEETINGS

     During 2002, Genlyte's Board of Directors met five times for regular meetings. In addition, the directors received and reviewed monthly reports of the financial performance of Genlyte and Genlyte Thomas Group, and management confers frequently with its directors on an informal basis to discuss company affairs. During 2002, each of the directors attended at least 75 percent of the meetings of the Board and the Board Committees of which such director was a member.

     The Board has established standing Audit, Compensation and Nominating Committees. The Board has established the Audit Committee to recommend the firm to be appointed as independent accountants to audit Genlyte's and Genlyte Thomas Group's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, and consider the adequacy of the internal accounting and control procedures of Genlyte and Genlyte Thomas Group. Members of this committee are Messrs. Engelman, Metzger, and Nixon, with Mr. Engelman serving as Chairman. During 2002, the Audit Committee met four times for regular meetings and two special teleconference meetings.

     During 2002 the Compensation Committee reviewed and recommended the compensation arrangements for all executive officers, approved such arrangements for other senior level employees, and administered and took such other action as required in connection with certain compensation plans of Genlyte Thomas Group. Members of the Compensation Committee are Messrs. Engelman, Metzger, and Nixon, with Mr. Metzger serving as Chairman. During 2002, the Compensation Committee met three times and reviewed and recommended all stock options, subject to Board approval.

     The Nominating Committee reviews and recommends to the Board of Directors the appropriate size and composition of the Board of Directors as well as the Boards of Directors of Genlyte's various subsidiaries. The Nominating Committee will not consider recommendations from Genlyte's stockholders because the Committee believes it has sufficient resources and contacts to fulfill its obligations without considering such stockholder recommendations. Members of the Nominating Committee are Messrs. Eftekhar, Engelman and Powers, with Mr. Engelman serving as Chairman. During 2002, the Nominating Committee met one time.

COMPENSATION OF DIRECTORS

     During 2002 each director, other than any director employed by the Company, received a retainer of $16,335 and $2,333 for each Board meeting attended and each committee meeting attended on a day on which the Board of Directors did not meet. Directors employed by Genlyte are not paid any fees or additional compensation for services rendered as members of the Board or any of its Review committees. Directors who also serve on the Board of Directors of Canlyte, a wholly-owned subsidiary of the Company, are compensated for attendance at such meetings at the rate of $2,000 (Canadian) per Board meeting, or for committee meetings held on days other than regular Board meeting days.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, outside directors, Mr. David M. Engelman, Mr. Frank Metzger, and Mr. Robert D. Nixon served as members of the Board's Compensation Committee during 2002. Directors Larry Powers and Zia Eftekhar also serve on the Canlyte Board of Directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

NUMBER OF SHARES OUTSTANDING AND RECORD DATE

     Only holders of record of Genlyte Common Stock, par value $.01 per share ("Genlyte Common Stock"), at the close of business on March 3, 2003 are entitled to notice of, and to vote at, the Annual Meeting. Holders of Genlyte Common Stock are entitled to one vote for each share held on the matters properly presented at the Annual Meeting.

     On March 3, 2003, there were 13,462,287 shares of Genlyte Common Stock issued and outstanding. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a majority of the shares of Genlyte Common Stock present in person or by proxy at the Annual Meeting is required to elect a director.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the matters to be acted upon at the Annual Meeting, and an abstention will have the effect of a vote against any proposal requiring an affirmative vote of a majority of the shares present and entitled to vote thereon.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Genlyte Common Stock known to Genlyte to be the beneficial owners of more than 5% of the issued and outstanding Genlyte Common Stock as of March 3, 2003:

                                                         AMOUNT AND NATURE
                                                          OF BENEFICIAL
NAME AND ADDRESS                                            OWNERSHIP OF            PERCENT
OF BENEFICIAL OWNER                                       COMMON STOCK (#)          OF CLASS
--------------------                                     -----------------         ----------
Southeastern Asset Management Inc. . . . . . . . . . .      2,407,500(l)              17.9
      6410 Poplar Ave., Suite 900
      Memphis, TN 38119

Glenn W. Bailey. . . . . . . . . . . . . . . . . . . .      1,439,600(2)              10.7
      14 Basset Creek Trail
      Hobe Sound, FL 33455

FMR Corp . . . . . . . . . . . . . . . . . . . . . . .      1,372,747(3)              10.2
      82 Devonshire Street
      Boston, Massachusetts 02109

Artisan Partners Limited Partnership . . . . . . . . .      1,091,304(4)               8.1
      1000 North Water Street, Suite 1770
      Milwaukee, WI 53202

-------------
(1) According to the Schedule 13G furnished to Genlyte by Southeastern Asset Management Inc., Southeastern Asset Management is an investment adviser to Longleaf Partners Small Cap Fund, the beneficial owner of such shares. All of the securities covered by the report are owned legally by Southeastern's investment advisory clients and none are owned directly or indirectly by Southeastern.
(2) Retired member of Board of Directors and Chairman of The Genlyte Group, Incorporated. Includes 210,000 shares of Genlyte Common Stock owned by Mr. Bailey's spouse as to which Mr. Bailey disclaims beneficial ownership.
(3) According to the Schedule 13G furnished to Genlyte by FMR Corp., 1,372,747 shares are held through Fidelity Investment Management & Research Company (Fidelity), a wholly owned subsidiary of FMR Corp. and an Investment Advisor registered under Section 203 of the Investment Advisor Act of 1940. Fidelity held the shares as a result of acting as investment advisor to various Investment Companies (Fidelity Funds).
(4) According to the Schedule 13G filed on January 31, 2003 furnished to Genlyte by Artisan Partners Limited Partnership ("Artisan Partners"). The 13G states that the shares reported therein were acquired on behalf of discretionary clients of Artisan Partners and that persons other than Artisan Partners are entitled to receive all dividends from, and all proceeds from, the sale of these shares.

     The following table presents information regarding beneficial ownership of Genlyte Common Stock by each member of the Board of Directors, the Named Officers (defined infra), and all directors and executive officers as a group as of March 3, 2003.

                                                           Amount and Nature of
                                                           Beneficial Ownership of        Percent
Name                                                      Genlyte Common Stock (#)       of Class
----                                                     --------------------------     ----------
John Baldwin . . . . . . . . . . . . . . . . . . . . .                 0
Zia Eftekhar . . . . . . . . . . . . . . . . . . . . .            63,713(1)                   *
David M. Engelman. . . . . . . . . . . . . . . . . . .            13,000(2)                   *
William G. Ferko . . . . . . . . . . . . . . . . . . .            31,100(3)                   *
Daniel R. Fuller . . . . . . . . . . . . . . . . . . .             6,250(4)                   *
Frank Metzger. . . . . . . . . . . . . . . . . . . . .           102,250(5)                   *
Robert D. Nixon. . . . . . . . . . . . . . . . . . . .                 0
Larry K. Powers. . . . . . . . . . . . . . . . . . . .           173,218(6)                 1.3
Ronald D. Schneider. . . . . . . . . . . . . . . . . .             8,273(7)                   *
Raymond L. Zaccagnini. . . . . . . . . . . . . . . . .             9,223(8)                   *
                                                                 ----------               -----
All directors and executive officers as a group
(10 persons including those named) . . . . . . . . . .           407,027(9)                 3.0
                                                                 =========                =====

----------------
* The percentage of shares owned by such director or named officer does not exceed 1% of the issued and outstanding Genlyte Common Stock.
(1) Includes 12,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(2) Includes 7,500 shares of Genlyte Common Stock owned by Mr. Engelman's spouse as to which Mr. Engelman disclaims beneficial ownership, and 1,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(3) Includes 25,000 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(4) Includes 5,250 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(5) Includes 8,000 shares of Genlyte Common Stock owned by Mr. Metzger's spouse as to which Mr. Metzger disclaims beneficial ownership, and 1,500 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(6) Includes 32,700 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(7) Includes 4,750 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(8) Includes 4,750 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.
(9) Includes an aggregate of 15,500 shares of Genlyte Common Stock owned by the spouses of certain of Genlyte's executive officers and directors as to which each such executive officer or director disclaims beneficial ownership and 87,950 shares of Genlyte Common Stock which may be acquired upon the exercise of options which are presently exercisable.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors was comprised during fiscal 2002 of Mr. David M. Engelman, Mr. Frank Metzger and Mr. Robert Nixon, with Mr. Metzger serving as Chairman. All Committee members are outside directors. The Committee reviews and recommends the compensation arrangements for all executive officers, approves such arrangements for other senior level employees, and administers and takes such other actions as may be required in connection with certain compensation plans of Genlyte and its operating subsidiaries. The Board of Directors reviews and approves recommendations made by the Compensation Committee relating to the compensation of Genlyte's executive officers.

     The Compensation Committee has prepared the following report with respect to executive compensation at Genlyte.

COMPENSATION PHILOSOPHY

          Genlyte and Genlyte Thomas Group's compensation philosophy is to provide competitive pay for competitive performance and superior pay for superior performance. Genlyte and Genlyte Thomas Group seek to ensure that its executive compensation programs and policies relate to and support its overall objective to enhance stockholder value through the profitable management of its operations. To achieve this goal, the following objectives serve as guidelines for compensation decisions:

     o Provide a competitive total compensation framework that enables Genlyte to attract, retain and motivate key executives who will contribute to Genlyte and Genlyte Thomas Group's success;

     o Ensure that compensation programs are linked to performance on both an individual and operating unit level; and

     o Align the interests of employees with the interests of stockholders by encouraging employee stock ownership.

COMPONENTS OF COMPENSATION

          Genlyte and Genlyte Thomas Group's compensation strategy incorporates a combination of cash and equity-based compensation as follows:

     o A performance management system that relates individual base salary changes to a formal process in which individual performance is reviewed, discussed and evaluated.

     o Short-term incentive programs that provide executives with the opportunity to add substantial variable compensation to their annual base salaries through attainment of specific, measurable goals intended to encourage high levels of organizational performance and superior achievement of individual objectives. These short-term incentive payments for 2002 were made during the first quarter of calendar 2003.

     o Long-term incentive opportunities in the form of stock options in which rewards are linked directly to stockholder gains: The Company believes that its Stock Option plan is a way to attract, retain and motivate employees. Stock options offer a long-term incentive for employees to reach performance objectives creating ownership attitudes and enhancing shareholder value. These long-term incentive payments in the form of stock option grants were made during the first quarter of calendar 2003.

For fiscal year 2002, Genlyte's compensation programs consisted of:

          BASE SALARY

          Salary pay levels at Genlyte and Genlyte Thomas Group are competitive with the marketplace. The Compensation Committee uses commercially published surveys prepared by established compensation consulting firms to assure that base compensation levels are positioned relative to the range that is generally paid to executives having similar levels of experience and responsibility at companies of comparable size and complexity. Data is drawn from the electric lighting equipment and supply industry as well as general industry survey data. Consideration is also given to other factors such as individual performance and potential. From December 1, 2001 through December 1, 2002, salaried employees earning base salary in excess of $60,000 annually participated in a salary freeze.

          SHORT-TERM INCENTIVES

          Executives and key employees of Genlyte and Genlyte Thomas Group participate in a short-term incentive program which rewards the achievement of profit and profit-related objectives. These employees are afforded an opportunity to earn substantial variable compensation each year through participation in the Management Incentive Compensation (MIC) Program.

     This program combines elements of profit sharing, in which total management performance is rewarded only to the extent also realized by stockholders as measured in Earnings Per Share (EPS), Earnings Before Interest and Taxes (EBIT), and Return on Capital Employed (ROCE), and in terms of individual performance, as measured by achievement of specific, measurable goals established by participants and approved by management. Funding for MIC awards is formula-driven based on achievement of financial goals for each operating unit. The Board of Directors reviews and approves profit and profit-related objectives at the beginning of each year.

     By policy, the level of funding which results from the MIC formulas cannot be modified and the total pay out of awards for all MIC participants is limited to 15 percent of Genlyte's profit before taxes each year. In order to maximize results, objectives are typically established at a level of performance above normal expectations. Consideration is also given to past financial performance as a means to ensure that consistent and sustained business results are achieved. Actual individual MIC awards are dependent upon three factors: (1) the requirement that stated objectives be met by both individual participants and their operating units; (2) the relative success and extent to which those objectives are achieved; and (3) the participant's relative level within the organization as determined annually according to policy guidelines.

     In 2002, the Compensation Committee and the Board of Directors reviewed and approved the renewal of the MIC Program, related policies, and all recommended MIC awards.

     LONG-TERM INCENTIVES

     Genlyte believes that the interests of stockholders and executives become more closely aligned when such executives are provided the opportunity to acquire a proprietary interest through ownership of Common Stock. Through the Genlyte 1998 Stock Option Plan and as proposed under the Genlyte 2003 Stock Option Plan (see Annex A) subject to shareholder approval, officers and key employees are granted options to purchase Genlyte stock and maintain significant share ownership within the parameters of the program. Most gains are exercisable in installments commencing two years after the date of grant. The exercise price of options is set, and has at all times in the past been set, at fair market value, or book value whichever is higher.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE GENLYTE 2003 STOCK OPTION PLAN.

     BENEFITS

     Genlyte Thomas Group generally assumed all Genlyte benefit plans and other benefit liabilities relating to former Genlyte employees. All executive officers have participated in the same pension, health and benefit programs generally available to other employees who were not the subject of collective bargaining agreements. Additionally, for a period of six to eighteen months following the closing of Genlyte Thomas Group transaction (the "transition period"), certain tax-qualified salaried and clerical Thomas employees continued to participate in certain tax-qualified Thomas Retirement plans. With the conclusion of the transition period, effective January 1, 2000, these former Thomas salaried and clerical employees began participating in the retirement plans of Genlyte Thomas Group that have been modified to provide an integrated retirement program, and their account balances under the Thomas plans have been transferred to the appropriate plan or plans of the Genlyte Thomas Group.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Powers served as Chief Executive Officer of Genlyte and Genlyte Thomas Group in 2002 at a salary of $450,000 per annum. Mr. Powers received $419,465 in incentive compensation for 2002 recognizing a significant improvement in the EPS over the prior year, as well as the level of achievement of Mr. Powers' individual objectives. In 2002, the Compensation Committee recommended and the Board of Directors approved stock option grants of 50,000 shares for Mr. Powers in recognition of its assessment of his ability to enhance the long-term value of Genlyte for the stockholders. These grants were consistent with the overall design of the option program.

     Mr. Powers' base salary is evaluated on a biennial basis by the Compensation Committee of the Board of Directors which recommends any action required to the full Board of Directors.

         Effective January 1, 2001, the Compensation Committee recommended and the Board of Directors approved a $50,000/year salary increase for Mr. Powers representing a performance merit increase salary adjustment for each of the next two years based on a formal analysis of competitive base salaries in like industries. Mr. Powers, along with all salaried employees with base salary in excess of $60,000 annually, were on a salary freeze from December 1, 2001 to December 1, 2002. Mr. Powers next salary review is scheduled for January 1, 2004.

CONCLUSION

     In summary, the Compensation Committee continued its policy in fiscal year 2002 of linking executive compensation to Genlyte performance. The outcome of this process is that stockholders receive a fair return on their investment while executives are rewarded in an appropriate manner for meeting or exceeding performance objectives. The Committee believes that Genlyte's compensation levels adequately reflect the Company's philosophy of providing competitive pay for competitive performance and superior pay for superior performance. Likewise, the Committee believes that the Company's executive compensation programs and policies are supportive of its overall objective to enhance stockholder value through the profitable management of its operations.


                                          Frank Metzger, Chairman
                                          Robert Nixon
                                          David M. Engelman

AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Appendix A) include providing oversight to the Genlyte Group and Genlyte Thomas Group LLC (Company) financial reporting process through periodic meetings with the Company's independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2002 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

     We have discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements with respect to (i) their responsibility under auditing standards generally accepted in the United States, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from Ernst & Young LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Ernst & Young LLP and the Company that in its professional judgment may reasonably be thought to bear on independence. Ernst & Young LLP has discussed its independence with us and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws. The Audit Committee has advised the Company it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2002 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company's independent auditors with respect to such financial statements.


                                           David Engelman, Chairman
                                           Frank Metzger
                                           Robert D. Nixon

INDEPENDENT AUDITORS

     Selection of the independent auditors is made by the Board of Directors upon consultation with the Audit Committee. The Corporation's independent public accountants for fiscal year ended December 31, 2002, were Ernst & Young LLP ("Arthur Andersen"). A representative of Ernst & Young LLP, the Company's auditor for 2002, is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if desired to do so.

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as Genlyte and Genlyte Thomas Group LLC's principal independent public accountants for the year 2003.

AUDIT FEES

     The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the four quarters were $338,071.

AUDIT RELATED FEES

     The Company estimates that the aggregate fees for audit related services of the corporation were $131,903. These fees consist mainly of audits of the Company's Defined Benefit and Contribution Plans and related compliance documents.

TAX RELATED FEES

     The Company estimates that the aggregate fees for tax services of the corporation were $128,580. These fees consist mainly of federal and international tax planning, tax return preparation and related tax assistance, statutory audits and tax services for foreign divisions.

ALL OTHER FEES

     The Company paid no fees in this category for the most recent fiscal year.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning annual, long-term and other compensation for services in Genlyte Thomas Group of those persons who were, on December 31, 2002, Genlyte Thomas Group' (i) chief executive officer and (ii) other four most highly compensated executive officers (together, the "Named Officers"):

                                   SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                            ----------------------
                                                                             AWARDS        PAYOUT
                                       ANNUAL COMPENSATION                  --------      --------
                              -----------------------------------------      STOCK          ALL
NAME AND                                                      OTHER         OPTIONS/       OTHER
PRINCIPAL POSITION            YEAR   SALARY ($)   MIC ($)   COMP ($)(1)     SARS (#)      COMP ($)
-------------------           ----   ----------   -------   -----------     --------      --------
Larry K. Powers. . . . . .    2002    450,000     419,465    8,950(2,3)      50,000              0
  Chairman, President         2001    450,000     346,163    9,020(2,3)      60,000(5)           0
  & CEO                       2000    400,000     394,380    7,820(2,3)           0(6)           0

Zia Eftekhar . . . . . . .    2002    250,000     301,928    7,750(2,3)      20,000              0
  President                   2001    250,000     318,450    7,700(2,3)      17,500(5)           0
  Lightolier Division         2000    230,000     329,928    5,100(2,3)           0(6)     482,652(7)

William G. Ferko . . . . .    2002    220,000     165,835   11,350(3,4)      20,000              0
  Vice President              2001    220,000     138,465    9,690(3,4)      10,000(5)           0
  Chief Financial Officer     2000    202,308     152,118   11,166(3,4)           0(6)           0

Ronald D. Schneider. . . .    2002    197,000      85,844   11,350(3,4)      10,000              0
  Vice President              2001    197,000      75,260    9,690(3,4)       5,000(5)           0
  Operations                  2000    194,000      82,632   11,166(3,4)           0(6)           0

Raymond L. Zaccagnini. . .    2002    172,500      98,916   11,350(3,4)      10,000              0
  Vice President              2001    172,500      87,985    9,690(3,4)       5,000(5)           0
  Administration              2000    168,750      97,656   11,166(3,4)           0(6)           0
  Secretary

-------------------
(1) The named executive officers received certain perquisites not exceeding $7,000.
(2)  Director's fees for Canlyte, Inc., converted to US dollars.
(3) Represents matching contributions made to the Retirement Savings and 401(k) Investment Plan.
(4) Represents discretionary Performance Plus contributions made to the Retirement Savings and Investment Plan.
(5) A certain portion of these options were actually granted in February 2001 after review of Company and individual performances with respect to fiscal year 2000 as follows: Mr. Powers - 25,000 shares; Mr. Eftekhar - 10,000 shares; Mr. Ferko - 10,000 shares; Mr. Schneider - 5,000 shares; Mr. Zaccagnini - 5,000 shares.
(6)  See footnote 5.
(7) Includes service and interest expense accrual of $482,402 for Supplemental Employee Retirement Benefit Plan.

OPTION GRANTS

     Shown below is further information on grants of stock options pursuant to the 1998 Stock Option Plan that were granted in 2002.

                                                                                             POTENTIAL REALIZABLE
                                                                                                VALUE OF ASSUMED
                                                  % OF                                        ANNUAL RATES OF STOCK
                                              TOTAL OPTIONS                                    PRICE APPRECIATION
                                     OPTIONS    GRANTED TO     EXERCISE OR                     FOR OPTION TERM(2)
                                     GRANTED   EMPLOYEES IN     BASE PRICE   EXPIRATION   -----------------------------
NAME                                 (#)(1)     FISCAL YEAR     ($/SHARE)       DATE         5% ($)            10% ($)
-----                                -------   ------------    -----------   ----------   -----------       -----------
Larry K. Powers. . . . . . . . . .    50,000       18.1           31.10        2/14/09      663,652          1,476,678
Zia Eftekhar . . . . . . . . . . .    20,000        7.3           31.10        2/14/09      253,461            590,671
William G. Ferko . . . . . . . . .    20,000        7.3           31.10        2/14/09      253,461            590,671
Ronald D. Schneider. . . . . . . .    10,000        3.6           31.10        2/14/09      126,730            295,336
Raymond L. Zaccagnini. . . . . . .    10,000        3.6           31.10        2/14/09      126,730            295,336

-----------------
(1) These options were granted to the Named Officer on the date seven years prior to the indicated expiration date and are exercisable at the rate of 50% per year commencing two years after the date of grant. In the event of certain mergers, consolidations or reorganizations of Genlyte or any disposition of substantially all the assets of Genlyte or any liquidation or dissolution of Genlyte, then in most cases all outstanding options not exercisable in full shall be accelerated and become exercisable in full for a period of 30 days. In addition, in the event of certain changes in control of Genlyte or of its Board of Directors, then any outstanding option not exercisable in full shall in most cases be accelerated and become exercisable in full for the remaining term of the option.
(2) Realizable value is shown net of option exercise price, but before taxes associated with exercise. These amounts represent assumed compounded rates of appreciation and exercise of the options immediately prior to the expiration of their term. Actual gains, if any, are dependent on the future performance of the Common Stock, overall stock market conditions, and the optionee's continued employment through the exercise period. The amounts reflected in this table may not necessarily be achieved.


OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercised/unexercised options to purchase Genlyte's Common Stock granted in fiscal 2002 and prior years under Genlyte's 1998 Stock Option Plans to the Named Officers and held by them on December 31, 2002.

                                         OPTION EXERCISES AND YEAR-END VALUE TABLE
                          AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND FY-END OPTION VALUES

                                                                                                  VALUE OF UNEXERCISED
                                 SHARES                         NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON       VALUE           OPTIONS AT FY-END (#)                  FY-END ($)(1)
NAME                          EXERCISE (#)   REALIZED ($)   EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                          ------------   ------------   -----------      -------------     -----------     -------------

Larry K. Powers . . . . . .      39,800        759,201         20,200           110,000          217,756           304,100
Zia Eftekhar. . . . . . . .      28,000        635,529          7,500            37,500           80,850            81,275
William G. Ferko  . . . . .          --             --         20,000            30,000          388,500            62,700
Ronald D. Schneider . . . .       7,010        172,573          2,250            15,000           24,255            31,350
Raymond L. Zaccagnini . . .       4,750        111,653          2,250            15,000           24,255            31,350

------------------
(1) Based upon the 12/31/02 closing price of $31.16 for Genlyte stock on the NASDAQ National Market System. Realizable value is shown net of option exercise price, but before taxes associated with exercise.

RETIREMENT PLAN

     During fiscal 2002, Messrs. Eftekhar and Powers were participants in a qualified noncontributory defined benefit plan (the "Retirement Plan"). The Retirement Plan was amended effective January 1, 2000 to freeze the benefits of all participants except "grandfathered participants" based on age and service as of December 31, 1999. Commencing in 2000, participants whose benefits were frozen became eligible for matching contributions and discretionary contributions under the Genlyte Thomas Group Retirement Savings and Investment Plan (the "Savings Plan"), a defined contribution 401(k) plan. Participants who met certain age and service requirements as of December 31, 1999, the "grandfathered participants," will continue to participate in the Retirement Plan. "Grandfathered participants" will be eligible for matching contributions but not discretionary contributions under the Savings Plan. Messrs. Powers and Eftekhar, as grandfathered participants, will remain active participants in the Retirement Plan.

AVERAGE COMPENSATION                                 YEARS OF SERVICE AT RETIREMENT(2)
AT RETIREMENT                                  5         10         15          20      25 OR MORE
---------------------                       -------------------------------------------------------
$50,000  . . . . . . . . . . . . . . . . .   3,151      6,302      9,452      12,603      15,754
$100,000 . . . . . . . . . . . . . . . . .   7,401     14,802     22,202      29,603      37,004
$150,000 . . . . . . . . . . . . . . . . .  11,651     23,302     34,952      46,603      58,254
$172,000(3). . . . . . . . . . . . . . . .  14,201     28,402     42,602      56,803      71,004
Greater than $172,000(3) . . . . . . . . .  14,201     28,402     42,602      56,303      71,004

----------------
(1) For employees retiring at ages under 65, the estimated annual benefits would be lower.
(2) The amounts are based on the formula which became effective January 1, 1995.
(3) In accordance with the Retirement Plan as amended to reflect the maximum allowable compensation as provided under IRS Section 401(a)(17), such maximum annual compensation is $160,000 for 1999, $170,000 for 2000 and 2001 and $200,000 for 2002 and 2003. Therefore, the highest possible final average compensation for a participant retiring in 2003 is $180,000. However, any accrued benefit as of December 31, 1994 which is based on compensation in excess of $150,000 for years prior to 1994 will be protected.

     Remuneration covered by the Retirement Plan in a particular year includes
(1) that year's salary (base pay, overtime and commissions), and (2) compensation received in that year under the Management Incentive Compensation Plan. The 2002 remuneration covered by the Retirement Plan includes, for the recipients thereof, Management Incentive Compensation paid during 2002 with respect to 2001 awards.

     For each of the following Named Officers of Genlyte Thomas Group, the remuneration received during 2002 and the credited years of service under the Retirement Plan, as of December 31, 2002, recognized by the Retirement Plan were, respectively, as follows:

                                                               YEARS OF
           NAME                             COMPENSATION       SERVICE
     ------------------------------------------------------------------
     LARRY K. POWERS                          $200,000*           23

     ZIA EFTEKHAR                             $200,000*           34

     ----------------
     * As limited by the maximum allowable compensation provided under Code 401 (a)(17) of $200,000 for 2002.

     Pension benefits at age 65 (normal retirement age) for active participants as of January 1, 2003 are calculated as follows: 1.2% of final five-year average pay up to covered compensation level, plus 1.7% of final five-year average pay over the covered compensation level, multiplied by the total years of recognized service, to a maximum of 25 years. All such participants will receive the greater of their benefit under the new formula or the benefit accrued under a prior plan formula as of December 31, 1994. In addition, certain maximum benefit limitations are incorporated in the Retirement Plan. The final five-year average pay is determined by taking the average of the highest consecutive five-year period of earnings within a ten-year period prior to retirement. The term "covered compensation," as defined by the Internal Revenue Service, refers to the 35-year average of the Social Security taxable wage bases applicable to a participant for each year projected to Social Security normal retirement age.

                        EMPLOYMENT PROTECTION AGREEMENTS

     Genlyte has entered into contracts with a group of key employees, including Messrs. Powers, Eftekhar, Ferko, Schneider, and Zaccagnini, that become effective if the employee is employed on the date a change of control (as defined in the agreement) occurs and that provide each such employee with a guarantee that his duties, compensation and benefits will generally continue unaffected for two (2) years following the change of control. In the event that an eligible employee's employment is terminated without cause by Genlyte or if the employee is constructively terminated within two (2) years following the change of control, such employee will receive either ( i ) the sum of (x) two
(2) times the aggregate amount of his then current base salary, plus (y) two (2) times the average of his last three (3) annual awards paid under Genlyte' s Management Incentive Compensation Plan plus (z) the present value of any unvested benefits under Genlyte's qualified plans and the annual cost of the employee's participation in all employee benefit plans of Genlyte or (ii) if it would result in the employee receiving a greater net-after tax amount, a lesser amount equal to the amount that produces the greatest net-after tax amount for the employee. (An employee will be treated as having been constructively terminated if he quits after being removed from office or demoted, his compensation or benefits are reduced, his duties are significantly changed, his ability to perform his duties is substantially impaired or his place of employment is relocated a substantial distance from his principal residence.) These agreements will continue in effect at least until December 31, 2003 and automatically renew for an additional year as of each January 1, unless Genlyte or the employee provides sixty (60) days written notice of non-renewal prior to such January 1.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Genlyte's directors and executive officers, and persons who own more than ten percent of Genlyte's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Genlyte. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Genlyte with copies of all Section 16(a) reports they file. During 2002, to the knowledge of the Corporation, all Section 16(a) filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

                 APPROVAL OF THE GENLYTE 2003 STOCK OPTION PLAN

BACKGROUND

     The Board of Directors of Genlyte has adopted The Genlyte 2003 Stock Option Plan (the "2003 Plan") subject to the approval of the stockholders at the Annual Meeting.

     The proposed 2003 Plan, if approved, will be effective April 24, 2003 and will replace the Genlyte 1998 Stock Option Plan (the "1998 Plan"), which currently authorizes Genlyte to grant options until the plan expires on March 19, 2003. As of February 13, 2003, there were a total of 1,244,560 shares granted under the 1998 Plan.

     To be approved, the 2003 Plan requires the affirmative vote of a majority of the shares of Genlyte Common Stock present or represented by proxy at the Annual Meeting.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                  VOTE FOR THE PROPOSAL TO ADOPT THE 2003 PLAN.

     The complete text of the 2003 Plan is set forth as Annex A to this Proxy Statement. The following summary of the material features of the 2003 Plan does not purport to be complete and is qualified in its entirety by reference to Annex A.

PURPOSE OF PLAN

     The purpose of the 2003 Plan is to enhance the profitability and value of Genlyte and its affiliates for the benefit of stockholders by enabling Genlyte
(i) to offer employees of Genlyte and its affiliates, stock based incentives, thereby creating a means to raise the level of stock ownership by employees in order to attract, retain and reward such employees and align their interests with those of Genlyte's stockholders, and (ii) to make equity based incentive available to non-employee directors ("Outside Directors") thereby creating a similar opportunity to attract, retain and reward such Outside Directors and strengthen the mutuality of interests between the Outside Directors and Genlyte's stockholders.

ELIGIBILITY

     Employees of Genlyte and its 25 percent or more owned Affiliates are eligible to be granted options under the 2003 Plan. In addition, Outside Directors of Genlyte will receive non-discretionary options of Common Stock under the 2003 Plan.

ADMINISTRATION

     The 2003 Plan is to be administered by the Compensation Committee of the Genlyte Board of Directors (the "Committee"), which is intended to be comprised solely of two or more directors qualifying as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee" directors under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee will have full authority and discretion, subject to the terms of the 2003 Plan, to determine those individuals, other than Outside Directors, eligible to receive options and the amount and type of options. Terms and conditions of options will be set forth in written grant agreements, the terms of which will be consistent with the terms of the 2003 Plan. Options under the 2003 Plan may not be granted on or after May 1, 2008, but options granted prior to such date may extend beyond that date.

     The 2003 Plan provides for the grant to eligible employees of stock options, which may be either incentive stock options or non-qualified stock options. The 2003 Plan also provides for the non-discretionary award of non-qualified options to Outside Directors of Genlyte.

AVAILABLE SHARES

     A maximum of 2,000,000 shares of Common Stock may be issued pursuant to the 2003 Plan. The maximum number of shares of Common Stock subject to stock options that may be granted to any individual under the 2003 Plan shall be 150,000 for any fiscal year of Genlyte during the term of the 2003 Plan.

     In general, upon the termination, cancellation or expiration of an option, the unissued shares of Common Stock subject to such options will again be available for issuance under the 2003 Plan, but will still count against any specified individual limits.

AMENDMENTS

     The 2003 Plan provides that it may be amended by the Board of Directors, except that no such amendment, without stockholder approval to the extent such approval is required by the applicable provisions of Rule 16b-3 of the Exchange Act or for the exception for performance-based compensation under Section 162(m) of the Code or to the extent applicable to incentive stock options under Section 422 of the Code, may increase the aggregate number of shares of Common Stock reserved for issuance or the maximum individual limits for any fiscal year, change the classification of employees and Outside Directors eligible to receive options, decrease the minimum option price of any option, extend the maximum option period under the 2003 Plan, or change any rights with respect to Outside Directors. Furthermore, in no event may the plan be amended without the approval of the stockholders of Genlyte to increase the aggregate number of shares of Common Stock that may be issued under the plan, decrease the minimum option price of any option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which Genlyte's securities are listed or traded.

EXERCISE OF OPTIONS

     Unless determined otherwise by the Committee at the time of grant, upon a Change in Control (as defined in the 2003 Plan), any unvested options will automatically become 100% vested and exercisable. However, unless otherwise determined by the Committee at the time of grant or thereafter, no acceleration of exercisability shall occur with regard to certain options that the Committee reasonably determines in good faith prior to a Change in Control will be honored or assumed or new rights substituted therefor by a participant's employer immediately following the Change in Control.

     Subject to certain limited post-employment exercise periods and vesting in certain instances, both of which are additionally within the discretion of the Committee, options to a Participant under the 2003 Plan are forfeited upon any termination of employment. Options will be non-assignable (except by will or the laws of descent and distribution and except as determined by the Committee with regard to non-qualified options granted to employees) and will have such terms and will terminate upon such conditions as may be contained in individual option agreements.

OPTION GRANTS TO EMPLOYEES

     Under the 2003 Plan, the Committee may grant options to eligible employees in the form of incentive stock options or non-qualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which shall not exceed seven (7) years, provided, however, that the term of an incentive stock option granted to a 10% stockholder of Genlyte and its parent and Affiliates shall not exceed five
(5) years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of theoption. No option may have an exercise price less than the Fair Market Value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder of Genlyte and its parent and Affiliates, 110% of Fair Market Value). Notwithstanding the foregoing, if an option is modified, extended or renewed and, thereby, deemed to be the issuance of a new option under the Code, the exercise price of the option may continue to be the original price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal, but would no longer be an Incentive Stock Option.

     The option price upon exercise may, to the extent determined by the Committee at or after the time of grant, be paid by a participant in cash, in shares of Common Stock owned by the participant (held by the participant for a period of at least 6 months and otherwise free and clear of any liens and encumbrances), or by such other method as is approved by the Committee. All options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee may at any time offer to buy an option previously granted on such terms and conditions as the Committee shall establish. The Committee may in its discretion reprice options or substitute options with lower exercise prices in exchange for outstanding options that are not incentive stock options, provided that the exercise price of the substitute options or repriced options shall not be less than the Fair Market Value at the time of such repricing or substitution. Options may also, at the discretion of the Committee, provide for "reloads," whereby a new option is granted for the same number of shares as the number of shares of Common Stock used by the participant to pay the option price upon exercise.

OPTIONS GRANTED TO OUTSIDE DIRECTORS

     Under the 2003 Plan, each Outside Director (a director who is not also an employee of Genlyte) shall be granted (i) non-qualified options to purchase 10,000 shares of Common Stock as of the date the Outside Director is first elected as a director on the Board and (ii) options to purchase 5,000 shares of Common Stock upon each subsequent occasion on which the Outside Director is reelected, on or after the effective date of this Plan (which, if approved by the stockholders shall be the date of such approval), as director by the Genlyte stockholders (and provided he or she is still an Outside Director). No further options will be granted to an Outside Director after his or her initial grant under the 2003 Plan if he or she does not hold at least 3,000 shares of Common Stock at the time of the succeeding grant. Options granted to Outside Directors shall be non-qualified options.

     The purchase price of such options shall be 100% of the Fair Market Value of the Common Stock at the time of grant, and the options shall vest and shall become exercisable fifty percent after two (2) years and one hundred percent (100%) after three (3) years following the date of grant. Payment of the exercise price of such options may be made in cash, shares of Common Stock, or a combination thereof or by such other method as approved by the Board. Outside Directors' options shall expire on the seventh anniversary of the date of grant. If a director is terminated for Cause (as that term is defined in the 2003
Plan), or if Genlyte obtains or discovers information after such director ceases to serve that such director engaged in conduct that would have justified a removal for Cause, all outstanding options of such director shall immediately terminate.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the principal U.S. federal income tax consequences with respect to options under the 2003 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

     NON-QUALIFIED OPTIONS. Generally, no income will be recognized by the recipient at the time of the grant of a non-qualified stock option. Upon exercise of the option, the amount by which the Fair Market Value of the Common Stock on the date of exercise exceeds the option exercise price will be taxable to the recipient as ordinary income. The subsequent disposition of shares acquired upon exercise of a non-qualified stock option will ordinarily result in a capital gain or loss.

     Except with respect to Outside Directors, the ordinary income recognized with respect to the transfer of shares upon exercise of a non-qualified stock option under the 2003 Plan will be subject to both wage withholding and employment taxes, if applicable.

     Generally, a recipient's tax basis in the shares of Common Stock received on exercise of a non-qualified stock option will be equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares. Upon a subsequent sale of the shares of Common Stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such Common Stock.

     Genlyte generally will be entitled, subject to the possible application of Sections 162(m) and 280G of the Code, as discussed below, to a tax deduction in connection with the recipient's exercise of a non-qualified stock option in an amount equal to the income recognized by the recipient.

     INCENTIVE STOCK OPTIONS. Under current federal tax laws, the grant of an incentive stock option can be made solely to employees. A participant who is granted an incentive stock option generally does not recognize taxable income at the time of the grant or exercise of the option. Similarly, Genlyte generally is not entitled to a tax deduction at the time of the grant or exercise of the option. However, the amount by which the fair market value of the stock acquired pursuant to an incentive stock option exceeds the exercise price of an option is an adjustment item for purposes of the alternative minimum tax. The aggregate Fair Market Value of Common Stock (determined at the date of grant) with respect to which incentive stock options can be exercisable for the first time by a recipient during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option. If (i) the participant makes no disposition of the shares acquired pursuant to an incentive stock option within two years from the date of grant or within one year from the exercise of the option, and (ii) at all times during the period beginning on the date of the grant of the option and ending on the day three months before the date of such exercise the participant was an employee of either Genlyte or its affiliates, any gain or loss realized on a subsequent disposition of shares will be treated as a long-term capital gain or loss. Under such circumstances, Genlyte will not be entitled to any deduction for federal income tax purposes. If the Common Stock is held for more than 18 months after the date of exercise, the holder will be taxed at the lowest rate applicable to capital gains for such holder. If the participant disposes of the shares before the later of such dates or was not employed by Genlyte or its affiliates during the entire applicable period, the participant will have ordinary income equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise and Genlyte will be entitled to a corresponding tax deduction, subject to the application of Sections 162(m) and 280G of the Code.

     PARACHUTE PAYMENTS. In the event that the exercisability of any option under the 2003 Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)), payments relating to the options, either alone or together with any other payments may constitute excess parachute payments under
Section 280G of the Code, which, subject to certain exceptions, a portion of such payments would be nondeductible to Genlyte and the recipient would be subject to a 20% excise tax on such portion of the payment.

     Code Section 162(m). Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a Company's chief executive officer on the last day of the taxable year and any other individual whose compensation is required to be reported to stockholders under the Exchange Act by reason of being among the four most highly compensated officers (other than the chief executive officer) for the taxable year and who are employed on the last day of the taxable year. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by the Committee that is comprised solely of two or more "outside directors," is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. It is intended that certain options under the 2003 Plan will satisfy the requirements of
Section 162(m) of the Code for performance-based compensation so that the income recognized in connection with the options thereunder will not be included in a "covered employee's" compensation for the purpose of determining whether such covered recipient's compensation exceeds $1,000,000. As of the date of this Proxy Statement, Genlyte has no "covered employees" with compensation in excess of $1,000,000.

     The 2003 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2003 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Genlyte's directors and executive officers, and persons who own more than ten percent of Genlyte's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Genlyte. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish Genlyte with copies of all Section 16(a) reports they file.

     Mr. Zia Eftekhar inadvertently failed to file on a timely basis one or more Form 4 reports of changes in beneficial ownership in connection with his ownership of Genlyte common stock and his exercise of options to purchase Genlyte common stock during 2002. However, Mr. Eftekhar noted such changes in a timely Form 5 filing.

                2004 PROPOSALS BY HOLDERS OF GENLYTE COMMON STOCK

     Any proposal which a stockholder of Genlyte desires to have included in the proxy statement relating to the 2004 Annual Meeting of Stockholders (now scheduled for 10:00 a.m. Thursday April 22, 2004 at the executive offices of Genlyte in Louisville) must be received by Genlyte at its executive offices by no later than November 16, 2003. The executive offices of Genlyte are located at 10350 Ormsby Park Place, Suite 601, Louisville, KY 40223.

                          COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total return on the Common Stock of Genlyte with the cumulative total return on the NASDAQ Stock Market Index (U.S. companies) and the Electric Lighting & Wiring Equipment Index (SIC Group 364) from December 31, 1997(1). The graph assumes the investment of $100 in Genlyte Common Stock, the NASDAQ Stock Market Index, and the Electric Lighting & Wiring Equipment Index on January 1, 1998.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                            AMONG THE GENLYTE GROUP,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX




                              [PERFORMANCE GRAPH]




                      ASSUMES $100 INVESTED ON JAN. 1, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2002

--------------
(1) Total return calculations for the NASDAQ Stock Market Index, Electric Lighting & Wiring Equipment Index (consisting of approximately 16 companies), and Genlyte Stock were performed by Media General Financial Services.

                           EXPENSES AND OTHER MATTERS

EXPENSES OF SOLICITATION

     Genlyte will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Genlyte has requested brokers, nominees, fiduciaries and other custodians who hold shares of its common stock in their names to solicit proxies from their clients who own such shares and Genlyte has agreed to reimburse them for their expenses in so doing.

     In addition to the use of the mails, certain officers, directors and other employees of Genlyte, at no additional compensation, may request the return of proxies by personal interview or by telephone or telegraph.

OTHER ITEMS OF BUSINESS

     The Board of Directors does not intend to present any further items of business to the meeting and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may in their discretion determine.


                                     By Order of the Board of Directors,

                                     /s/ R. L. Zaccagnini

                                     R. L. ZACCAGNINI Secretary

March 19, 2003

                      [This Page Intentionally left Blank]

                                                                         ANNEX A
                                                                         -------

                         GENLYTE 2003 STOCK OPTION PLAN

SECTION 1    PURPOSE

        The purpose of the Genlyte 2003 Stock Option Plan (the "Plan") is to enhance the profitability and value of The Genlyte Group Incorporated, a Delaware corporation (the "Corporation"), and its Affiliates for the benefit of its stockholders by enabling the Corporation to: (i) offer stock-based incentives to key employees including those who also serve as directors (the "Eligible Employees"), thereby creating an opportunity to raise the level of stock ownership by Eligible Employees in order to attract, retain and reward such Eligible Employees and align their interests with those of the Corporation's stockholders, and (ii) make equity-based awards to non-employee directors of the Corporation (the "Outside Directors"), thereby creating a similar opportunity to attract, retain and reward such Outside Directors and strengthen the mutuality of interests between the Outside Directors and the Corporation's stockholders.

SECITON 2    DEFINITIONS

        For purposes of this Plan, the following terms shall have the meanings indicated for the purpose of the Plan unless the context clearly indicates otherwise:

2.1 "Affiliate" shall mean any corporation, or other entity, in which the Corporation owns, directly or indirectly, twenty-five percent (25%) or more of the voting stock or ownership interest, except with respect to the grant of Incentive Stock Options, the term Affiliate shall mean a subsidiary corporation within the meaning of Code Section 424(f) and a parent corporation within the meaning of Code Section 424(e).

2.2     "Board" shall mean the Board of Directors of the Corporation.

2.3 "Cause" shall mean, with respect to a Participant's Termination of Employment, unless otherwise defined in an employment agreement or determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant's duties for the Corporation as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, in addition to "Cause" as set forth in 7.5(b), Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

2.4 "Change in Control" shall have the meaning set forth in Section 9 of this Plan.

2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.6 "Committee" shall mean the Compensation Committee of the Board appointed from time to time by the Board. Solely to the extent required under Rule 16b-3 and Section 162(m) of the Code, such Committee shall consist of at least two non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein shall be deemed to be references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

2.7 "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Corporation.

2.8 "Detrimental Activity" shall mean: (a) the disclosure to anyone outside the Corporation or its Affiliates, or the use in any manner other than in the furtherance of the Corporation's or its Affiliate's business, without written authorization from the Corporation, of any confidential information or proprietary information, relating to the business of the Corporation or its Affiliates that is acquired by a Participant prior to the Participant's Termination of Employment; (b) activity while employed or performing services that results, or if known could result, in the Participant's Termination of Employment that is classified by the Corporation as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire) any non-clerical employee of the Corporation or its Affiliates to be employed by, or to perform services for, the Participant or any person with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such person) or any person from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Corporation; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Corporation or its Affiliates without, in all cases, written authorization from the Corporation; (e) the Participant's Disparagement, or inducement of others to do so, of the Corporation or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Corporation, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Corporation or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Corporation or its Affiliates; or (g) the Participant's involvement in any action, suit, claim or commercial dispute with the Corporation or its Affiliates (except such action, suit or claim as may be specifically reserved to Participant as an employee of the Corporation, or one of its Affiliates, under any federal, state or local law or regulation pertaining to the rights of an employee to assert such action, suit or claim against his or her employer arising from the employee's employment). Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one year period following the Participant's Termination of Employment. For purposes of sub-sections (a), (c), (d) and (f) above, the President of the Corporation shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.9 "Disparagement" shall mean making comments or statements to the press, the Corporation's or its Affiliates' employees, consultants or any individual or entity with whom the Corporation or its Affiliates has a business relationship which would adversely affect in any manner: (a) the conduct of the business of the Corporation or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Corporation or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.10    "Disability" shall mean total and permanent disability, as defined in
Section 22(e) of the Code.

2.11 "Effective Date" shall mean April 24, 2003, subject to the approval of the Plan by the stockholders of the Corporation within twelve (12) months before or after adoption of the Plan by the Board in accordance with the requirements of the laws of the State of Delaware.

2.12 "Eligible Employees" shall mean the employees of the Corporation and its Affiliates who are eligible pursuant to Section 5.1 to be granted Options under this Plan.

2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.14 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the highest and lowest prices as reported for the Common Stock on the applicable date as reported by the NASDAQ Stock Market, Inc. ("NASDAQ"); provided that such price shall not be less than the book value of the Common Stock as of the same date. If the Common Stock is not readily tradable on the NASDAQ, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940).

2.15 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.16 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.17 "Outside Directors" shall mean any non-employee directors of the Corporation or its Affiliates who are eligible pursuant to Section 7 of this Plan to receive awards of Stock Options.

2.18 "Participant" shall mean the following persons to whom an Option has been granted pursuant to this Plan: Eligible Employees and Outside Directors of the Corporation and its Affiliates; provided, however, that Outside Directors shall be Participants for the purposes of the Plan solely with respect to awards of Non-Qualified Stock Options pursuant to Section 7 of this Plan.

2.19 "Retirement" with respect to a Participant's Termination of Employment shall mean any Termination of Employment from the Corporation by a Participant who has attained (i) at least age sixty-five (65) (other than a Termination of Employment by the Corporation for Cause or a voluntary termination within ninety
(90) days after an event which would be grounds for a Termination of Employment by the Corporation for Cause); or (ii) such earlier date as approved by the Committee with regard to such Participant. With respect to an Outside Director, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

2.20 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.21 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.22 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees or Outside Directors pursuant to
Section 6 or Section 7 of this Plan as applicable.

2.23 "Ten Percent Stockholder" shall mean a person owning stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its subsidiary as defined under Section 424(f) of the Code or its parent corporation as defined in Section 424(e) of the Code.

2.24 "Termination of Employment" shall mean (i) a termination of service (last day of active work without regard to any period during which any severance or other payments are made) of a Participant from the Corporation and its Affiliates (for reasons other than a military or personal leave of absence granted by the Corporation); or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Corporation or another Affiliate at the time the entity ceases to be an Affiliate. The Committee may otherwise define Termination of Employment in the Stock Option agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.25 "Transfer" shall mean (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

2.26    "Withholding of Taxes" shall have the meaning set forth in Section 12.4.

SECTION 3    ADMINISTRATION

3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

3.2 STOCK OPTION GRANTS. The Committee shall have full authority to grant Stock Options to Eligible Employees, pursuant to the terms of this Plan. Stock Options shall be granted to Outside Directors of the Corporation only pursuant to Section 7. In particular, the Committee shall have the authority:

        (a) to select the Eligible Employees to whom Stock Options may from time to time be granted hereunder,

        (b) to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees;

        (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee hereunder.

        (d) to determine the terms and conditions, consistent with the terms of this Plan, of any Option granted hereunder to an Eligible Employee (including, but not limited to, the share price, any restriction or limitation, any vesting schedule, or any forfeiture restrictions or waiver thereof, regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

        (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Subsection 6.3(d); and

        (f) to determine whether to require an Eligible Employee, as a condition of the granting of any Option, to not sell or otherwise dispose of shares acquired pursuant to the exercise of the Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option.

3.3 GUIDELINES. Subject to Section 10 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Option issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m), of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such domestic or foreign jurisdictions. If and to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Corporation, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of the Corporation, the Board, or the Committee, as the case may be, and shall be final, binding and conclusive on the Corporation and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 RELIANCE ON COUNSEL. The Corporation, the Board or the Committee may consult with legal counsel, who may be counsel for the Corporation or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as Chairman of the Committee. The Committee shall hold meetings subject to the by-laws of the Corporation, at such times and places as the Board shall deem advisable (including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law). A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the by-laws of the Corporation shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7     DESIGNATION OF CONSULTANTS - LIABILITY

        (a) The Committee may designate employees of the Corporation and professional advisors to assist the Committee in the administration of the Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

        (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Corporation. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Corporation or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and by-laws of the Corporation, and to the extent not covered by insurance directly insuring such person, each officer and member, or former member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Corporation) or liability (including any sum paid in settlement of a claim with the approval of the Corporation), and advanced amounts necessary to pay foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or by-laws of the Corporation or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Options granted to him or her under this Plan.

SECTION 4    SHARE AND OTHER LIMITATIONS

4.1     SHARES

        (a) General Limitation. The aggregate number of shares of Common Stock which may be used under this Plan shall not exceed 2,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized or unissued Common Stock or Common Stock held in or acquired for the Treasury of the Corporation provided that no Option may be granted if, immediately after giving effect to such grant, the number of shares of Common Stock which may be issued upon the exercise of outstanding Options under the Plan would exceed the lesser of 2,000,000 shares of Common Stock or 10% of the issued and outstanding shares of Common Stock. If any Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or if the Corporation repurchases Options pursuant to Section 6.3(f) of this Plan, the number of shares of Common Stock underlying the repurchased Option and/or the number of shares of Common Stock underlying any unexercised Option shall again be available for the purposes of awards under the Plan. [In addition, in determining the number of shares of Common Stock available for Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Corporation for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of awards of Non-Qualified Stock Options under this Plan.]

        (b) Individual Participant Limitations. The maximum number of shares of Common stock subject to any Option may be granted under this Plan to each Eligible Employee shall not exceed 150,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Corporation. The individual limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Options are permitted to be granted to an Eligible Employee during a fiscal year that are not covered by an Option to such Eligible Employee in a fiscal year, the number of shares of Common Stock available for Options to such Eligible Employee shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2     CHANGES

        (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation or any Affiliate, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Corporation or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

        (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of Corporation by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Corporation's capital structure or business, and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares to be issued upon exercise of an outstanding Option granted under this Plan and the exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Corporation and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Stock Options and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issuance by the Corporation of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Corporation's assets or business or any other change affecting the Corporation's capital structure or business.

        (c) Fractional shares of Common stock resulting from any adjustment in Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

        (d) In the event of a merger or consolidation in which the Corporation is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Corporation's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Corporation's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

        If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Section 9 shall apply.

SECTION 5    ELIGIBILITY

5.1 All employees of the Corporation and its Affiliates are eligible to be granted Options under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole discretion.

5.2 Outside Directors of the Corporation are only eligible to receive an award of Non-Qualified Stock Options in accordance with Section 7 of this Plan.

SECTION 6    EMPLOYEE STOCK OPTION GRANTS

6.1     OPTION. Each Stock Option granted hereunder shall be one of two types:
(i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

6.2 GRANTS. Subject to the provisions of Section 5, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Subject to the provisions of Section 6.3(e) below, to the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option.

6.3 TERMS OF OPTION. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable.

        (a) Option Price. The Option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the Option price per share shall be no less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock. The Option price of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of Common Stock at the time of grant, or the par value of the Common Stock, whichever is greater. Notwithstanding the foregoing, if an Option is modified, extended or renewed, and thereby, deemed to be the issuance of an Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal, provided that if such original exercise price is less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal, such Option shall be a Non-Qualified Stock Option.

        (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be, exercisable more than seven (7) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

        (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise provided by the Committee at grant, the grant shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Corporation that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity, the Corporation shall be entitled to recover from the Participant, and the Participant shall pay over to the Corporation, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). The foregoing provisions described in (i), (ii) and (iii) shall cease to apply upon a Change in Control.

        (d) METHOD OF EXERCISE. Subject to whatever installment exercise, waiting period and vesting provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Option term, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full in cash, by a cashless exercise (through the delivery of irrevocable instructions to a broker to deliver promptly to the Corporation an amount equal to the Option price), or such other arrangement for the satisfaction of the Option price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for a period of at least 6 months or such other period necessary to avoid a charge, for accounting purposes, against the Corporation's earnings as reported in the Corporation's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been provided for or made.

        (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any fiscal year under the Plan and/or any other stock option plan of the Corporation or any subsidiary corporation as defined in Code Section 424(f) or a parent corporation as defined in Code
             Section 424(e) exceeds $100,000, such Option shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Corporation, any subsidiary or parent corporation (within the meaning of Section 424(e) or 424(f) of the Code) at all times from the time the Option is granted until three (3) months prior to the date of exercise

             (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

             Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Corporation.

        (f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Corporation offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

        (g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without the Participant's consent), and accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

        (h) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

6.4 TERMINATION OF EMPLOYMENT. The following rules apply with regard to Options upon Termination of Employment:

        (a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

        (b) TERMINATION BY REASON OF DISABILITY OR RETIREMENT. If a Participant's Termination of Employment is by reason of Disability or Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of ninety
             (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (c) INVOLUNTARY TERMINATION WITHOUT CAUSE. If a Participant's Termination of Employment is by involuntary termination without Cause, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (d) VOLUNTARY TERMINATION. If a Participant's Termination of Employment is voluntary and occurs prior to, or more than ninety
             (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Corporation for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (e) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment is for any reason other than death, Disability, Retirement, involuntary termination without Cause or voluntary termination, any Stock Options held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Corporation for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment by the Corporation for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Corporation for Cause.

        (f) UNVESTED STOCK OPTIONS. Stock Options that are not vested as of the date of a Participant's Termination of Employment for any reason except death shall be forfeited and shall terminate and expire as of the date of such Termination of Employment.

SECTION 7    OUTSIDE DIRECTOR STOCK OPTION GRANTS

7.1 OPTIONS. The terms of this Section 7 shall apply only to Options granted to Outside Directors.

7.2 GRANTS. Without further action by the Board or the stockholders of the Corporation, each Outside Director shall:

        (a) subject to the terms of the Plan, be granted Options to purchase 10,000 shares of Common Stock on such date following the Effective Date of the Plan, as the Outside Director is first elected as a director on the Board, or

        (b) in the case of directors already elected, subject to the terms of the Plan, Options will be granted to purchase 5,000 shares of Common Stock upon each subsequent occasion on which the Outside Director is reelected, on or after the Effective Date of this Plan, as director to the Board by the stockholders of the Corporation; provided, however, that at such time following the initial grant to an Outside Director pursuant to this section, no further Options shall be granted to an Outside Director who does not hold at least 3,000 shares of Common Stock.

7.3 NON-QUALIFIED STOCK OPTION. Any Stock Option granted under this Section 7 shall be a Non-Qualified Stock Option.

7.4 TERMS OF OPTION. Options granted under this Section 7 shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The Option price per share deliverable upon the exercise of an Option granted pursuant to Section 7.2 shall be one hundred percent (100%) of the Fair Market Value of Common Stock at the time of the grant of the Option, or the par value of the Common Stock, whichever is greater.

        (b) EXERCISABILITY. Except as otherwise provided herein, fifty percent (50%) of any Option granted under this Section 7 shall be exercisable after two (2) years and one hundred percent (100%) after three (3) years following the date of the grant. All Options shall fully vest upon a Change in Control.

        (c) METHOD FOR EXERCISE. An Outside Director electing to exercise one or more Options shall give written notice of exercise to the Corporation specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the Outside Director for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances), or a combination thereof, or by a cashless exercise through the delivery of irrevocable instructions to a broker to deliver promptly to the Corporation an amount equal to the Option price), or by such other method as approved by the Committee.

        (d) OPTION TERM. Except as otherwise provided herein, if not previously exercised, each Option shall expire upon the seventh anniversary of the date of the grant thereof.

7.5 TERMINATION OF DIRECTORSHIP. The following shall apply with regard to Options upon the termination of directorship:

        (a) CEASING TO BE A DIRECTOR FOR REASONS OTHER THAN FOR CAUSE. Except as otherwise provided herein, upon the termination of directorship for reasons other than Cause as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such termination of directorship shall remain exercisable, to the extent exercisable at the termination of directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by Will or by operation of law, for the remainder of the stated term of such Options.

        (b) CAUSE. Upon removal, failure to be renominated for Cause, or if the Corporation obtains or discovers information after termination of directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

        (c) DEATH. Upon the death of a director during his or her term and prior to termination of his or her directorship, the provisions of Section 6.4(a) shall apply with respect to that director's outstanding Stock Options.

        (d) CANCELLATION OF OPTIONS. No Options that were not exercisable during the period such person serves as director or within 90 days thereafter shall thereafter become exercisable upon a termination of directorship for any reason (other than death), and, except in the event of death, such Options shall terminate and become null and void upon a termination of directorship.

SECTION 8    NON-TRANSFERABILITY

        Except as otherwise specifically provided herein, no Stock Option shall be Transferable by the Participant other than by Will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to Transfer any such Option shall be void and immediately cancelled, and no such Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option nor shall it be subject to attachment or legal process for or against such person. At the request of the holder of any Option, shares of Common Stock purchased upon the exercise of such Option shall be issued only to the holder, or alternatively, into the name of such holder and another person, jointly with the right of survivorship. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Stock Option, other than an Incentive Stock Option, that is otherwise not Transferable pursuant to this
Section 8 is Transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

SECTION 9    CHANGE IN CONTROL PROVISIONS

9.1 BENEFITS. In the event of a Change in Control of the Corporation (as defined below), except as otherwise provided by the Committee upon the grant of an Option, the Participant shall be entitled to the following benefits:

        (a) All outstanding Options of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options [(including any Stock Options granted pursuant to Section
             7)] by the Corporation for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
             Section 9.1, Change in Control price shall mean the greater of
             (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Corporation, or
             (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

        (b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

             (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

             (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

             (iii) the Alternative Option must have economic value
                   substantially equivalent to the value of such Option (determined at the time of the Change in Control).

        For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation Section 1.425-1 (and any amendments thereto).

9.2 CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

        (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation, any company owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of Common Stock of the Corporation, or as a group or individually) becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

        (b) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board whose election by the

             Board or nomination for election by the Corporation's stockholder was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

        (c) upon the merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person (other than those covered by the exceptions in paragraph (a) above) acquires more than twenty-five percent (25%) of the combined voting power of the Corporation's then outstanding securities shall not constitute a Change in Control of the Corporation; or

        (d) upon approval by the Corporation's stockholders of a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets other than the sale or disposition of all or substantially all of the assets of the Corporation to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Corporation at the time of the sale.

SECTION 10   TERMINATION OR AMENDMENT OF THE PLAN

        Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Corporation in accordance with the laws of the State of Delaware, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options under Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees and Outside Directors eligible to receive Options under this Plan; (iv) decrease the minimum Option price of any Stock Option; (v) extend the maximum Option period under Section 6.3; (vi) change any rights under the Plan with regard to Outside Directors; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Corporation in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum Option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Corporation's securities are listed or traded at the request of the Corporation.

        Except with respect to the award of Stock Options to Outside Directors under Section 7, the Committee may amend the terms of any Option granted, prospectively or retroactively, but, subject to Section 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

SECTION 11   UNFUNDED PLAN

        This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation.

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SECTION 12 GENERAL PROVISIONS

12.1 LEGEND. The Committee may require each person receiving shares pursuant to the exercise of an Option under the Plan to represent to and agree with the Corporation in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include a legend that the Committee deems appropriate to reflect any restrictions on Transfer.

        All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

12.2 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.3 NO RIGHT TO EMPLOYMENT/DIRECTORSHIP. Neither this Plan nor the grant of any Option hereunder shall give any Participant or other employee any right with respect to continuance of employment with the Corporation or any Affiliate, nor shall there be a limitation in any way on the right of the Corporation or any Affiliate by which the employee is employed to terminate the Participant's employment at any time. Neither this Plan or the grant of any Option hereunder shall impose any obligations on the Corporation to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Corporation.

12.4 WITHHOLDING OF TAXES. The Corporation shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state, or local taxes required by law to be withheld. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligation shall be disregarded and the amount due shall be paid instead in cash by the Participant.

12.5 GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

12.6 CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

12.7 OTHER BENEFITS. No Option payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Corporation or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

12.8 COSTS. The Corporation shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

12.9 NO RIGHT TO SAME BENEFITS. The provisions of Options need not be the same with respect to each Participant, and such Options granted to individual Participants need not be the same in subsequent years.

12.10 DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the Will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the

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Transfer of an Option. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

12.11 SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

12.12 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

12.13 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

SECTION 13   TERM OF PLAN

        No Option shall be granted pursuant to the Plan on or after May 1, 2008, but Options granted prior to such fifth anniversary may, and the Committee's authority to administer the terms of such Options shall, extend beyond that date.

SECTION 14   NAME OF PLAN

        This Plan shall be known as The Genlyte 2003 Stock Option Plan.













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